                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------

     Each director of Heritage Financial Corporation (the "Company"), whose signature appears below, hereby appoints Donald V. Rhodes, as his or her attorney to sign, in his or her name and behalf and in any and all capacities stated below, (i) the Company's Registration Statement on Form S-1 (the "Registration Statement") for the registration of securities in connection with the Company's offering of common stock, no par value, ("Common Stock"), as described in the Prospectus included in the Registration Statement, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary to cause the Registration Statement to become effective (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; (ii) any document deemed necessary by such attorney to cause the issuance of securities to be made in compliance with the Blue Sky and securities laws of any state or foreign jurisdiction (the signing of any such document to be conclusive evidence that the attorney considers such document necessary or desirable); (iii) appropriate applications to the State of Washington, Division of Banks, the Federal Deposit Insurance Corporation and the Federal Reserve Bank of San Francisco for approvals or nonobjections by such regulatory authorities of the Conversion and the Offerings as described in the Registration Statement; and (iv) any and all such documents upon the advice of legal counsel to carry out the Conversion and offering of the Common Stock to the public, each such person hereby granting to each such attorney power to act with our without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities indicated, on the 28th day of August, 1997.


        Signature               Title
        ---------               -----


/s/ Donald V. Rhodes            Director
----------------------------
Donald V. Rhodes


/s/ Lynn M. Brunton             Director
----------------------------
Lynn M. Brunton


/s/ John A. Clees               Director
----------------------------
John A. Clees


/s/ Daryl D. Jensen             Director
----------------------------
Daryl D. Jensen


/s/ H. Edward Odegard           Director
----------------------------
H. Edward Odegard


/s/ James P. Senna              Director
----------------------------
James P. Senna


/s/ Philip S. Weigand           Director
----------------------------
Philip S. Weigand



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